Current liabilities - payables	6 Months Ended
Dec. 31, 2025
Current liabilities - payables [Abstract]
Current liabilities - payables
Note 14. Current liabilities - payables

	31-Dec-25	30-Jun-25
	$'000	$'000

Trade payables	962	2,066
Accrued expenses	724	342

	1,686	2,408

All financial liabilities are recognised initially at fair value net of directly attributable transaction costs.

After initial measurement, financial liabilities are subsequently measured at amortised cost. Current payables, other than lease liabilities, due to their short-term nature, are measured at amortised cost and are not discounted.

The current payables, other than lease liabilities, are unsecured and are non-interest bearing generally on 30-60 day terms. The carrying amounts approximate fair value.